EXHIBIT G

                            CERTIFICATE OF INCUMBENCY
                                       OF
                             UMB FUND SERVICES, INC.


         I, Lesli Hosford McLinden, Secretary of UMB Fund Services, Inc., a Wisconsin corporation (the "Company"), do hereby certify that the below-named persons are authorized to sign on behalf of the Company for the purpose of implementing those certain Escrow Agreements, each dated July 19, 2006, and executed by and among the Company and UMB Bank, N.A, and, as applicable, Hatteras Diversified Strategies Fund, LP, Hatteras Diversified Strategies Offshore Fund, LTD, Hatteras Multi-Strategy Fund I, LP and Hatteras Multi-Strategy TEI Fund, LP and that the signatures below set opposite their names are their genuine signatures:


         NAME                               TITLE                               SIGNATURE
         ----                               -----                               ---------


         Susan P. Norman Barnes     Sr. Vice President          /s/Susan P. Norman Barnes
                                                                -----------------------------------

         Susan Tretow               Reconciliation Manager      /s/Susan Tretow
                                                                -----------------------------------

         Tammy Karzas               Balancing Supervisor        /s/Tammy Karzas
                                                                -----------------------------------

         Darren Siverling           Fund/SERV Supervisor        /s/Darren Siverling
                                                                -----------------------------------

         Burton Grinyer             Balancing Supervisor        /s/Burton Grinyer
                                                                -----------------------------------

         Ted Wisniewski             Balancing Reviewer          /s/Ted Wisniewski
                                                                -----------------------------------

         Jamie Sandler              Balancing Reviewer          /s/Jamie Sandler
                                                                -----------------------------------

         Louis Migliaccio           Balancing Reviewer          /s/Louis Migliaccio
                                                                -----------------------------------

         Amy Buttke                 Balancing Reviewer          /s/Amy Buttke
                                                                -----------------------------------

         Amber Gervais              Balancing Reviewer          /s/Amber Gervais
                                                                -----------------------------------

         Tony Hill                  Fund Balancer               /s/Tony Hill
                                                                -----------------------------------

         Mary Siragusa              Fund Balancer               /s/Mary Siragusa
                                                                -----------------------------------

         Colin Hribal               Fund Balancer               /s/Colin Hribal
                                                                -----------------------------------

         Abbey Krummel              Reconciliation Accountant   /s/Abbey Krummel
                                                                -----------------------------------

         Curtis Hoffman             Reconciliation Accountant   /s/Curtis Hoffman
                                                                -----------------------------------

         Suzanne Meilstrup          Reconciliation Accountant   /s/Suzanne Meilstrup
                                                                -----------------------------------



         IN WITNESS WHEREOF, this Certificate has been ascribed this 19th day of July, 2006, by the undersigned who affirms that the statements made herein are true and correct.



                                                       /s/Lesli Hosford McLinden
                                                       -------------------------
                                                       Lesli Hosford McLinden,
                                                       Secretary